                                                                    Exhibit 99.1



      I, Richard Reiss, Chief Executive Officer of Wire One Technologies, Inc., (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:


1. The annual report on Form 10-K of the Company for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


IN WITNESS WHEREOF, I have executed this Certification this 2nd day of July,
2003.


                                                     /s/ Richard Reiss
                                                     ---------------------------
                                                     Richard Reiss
                                                     Chief Executive Officer